UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2020

GENIUS BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37950	20-4118216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 N. Canon Drive, 4th Fl. Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 273-4222

________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNUS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 27, 2020, at a special meeting of stockholders (the “Special Meeting”) of Genius Brands International, Inc. (the “Company”), the stockholders of the Company approved the adoption of the 2020 Incentive Plan (the “Plan”). The Plan replaced the Company’s 2015 Amended Incentive Plan for all future equity-based awards and increased the maximum number of shares available for issuance as equity-based awards to an aggregate of 32,167,667 shares of the Company’s  Common Stock, par value $0.001 per share.

A complete copy of the Plan was filed with the Securities and Exchange Commission as Appendix C to the Company’s Definitive Proxy Statement on Schedule 14A (DEF 14A) for the Special Meeting on August 10, 2020 and is incorporated herein by this reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The following proposals were submitted to the Company’s stockholders at the Special Meeting:

Proposal 1: To approve a proposed amendment to the Company’s Articles of Incorporation, as amended, to increase the authorized number of shares of the Company’s common stock from 233,333,334 to 400,000,000 in order to enable the Company to efficiently take advantage of accretive opportunities, largely targeting acquisitions, which may arise and provide enriched stockholder value as the media industry undergoes a period of consolidation. This proposal was approved by the stockholders, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote

118,840,971.2	28,600,093.6	1,425,396.4	N/A

Proposal 2: To approve the 2020 Incentive Plan, to replace the Company’s 2015 Amended Incentive Plan for all future equity-based incentive awards and enable the Company to attract, motivate, and retain qualified individuals upon whom its business and accretive growth strategy depends. This proposal was approved by the stockholders, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote

75,763,260.2	8,870,289.7	827,135.3	63,405,776

Proposal 3: To adjourn the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2. Although this proposal was approved by the stockholders, based on the below votes, adjournment of the Special Meeting was not necessary because there were sufficient votes at the time of the Special Meeting to approve Proposal 1 and Proposal 2.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote

123,941,869.3	22,595,809.2	2,328,782.8	N/A

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: September 2, 2020	By:	/s/ Andy Heyward
	Name:	Andy Heyward
	Title:	Chief Executive Officer

3